SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 21, 2005 (April 21, 2005)
Date of Report (Date of earliest event reported)

GOODRICH PETROLEUM CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-7940	76-0466193
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

808 Travis Street, Suite 1320
Houston, Texas 77002
(Address of principal executive offices)

(713) 780-9494
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
Amended and Restated Credit Agreement
Severance Agreement - Walter G. Goodrich
Severance Agreement - Robert C. Turnham, Jr.
Press release

Item 1.01. Entry into a Material Definitive Agreement.

     Goodrich Petroleum Corporation (the “Company”) is filing (i) its Amended and Restated Credit Agreement dated February 25, 2005, (ii) a Severance Agreement between Walter G. Goodrich and the Company, dated April 25, 2003 and (iii) a Severance Agreement between Robert C. Turnham, Jr. and the Company dated April 25, 2003, as exhibits 10.1, 10.2 and 10.3, respectively. Forms of these agreements were unintentionally omitted as exhibits from the Company’s annual report on Form 10-K.

Item 2.02. Results of Operations and Financial Condition

     The Company issued a press release on April 21, 2005 containing a first quarter 2005 financial update and a second quarter 2005 production and drilling update. The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference. The information contained in Exhibit 99.1 shall be deemed “filed” for the purposes of the Securities and Exchange Act of 1934, as amended, and shall be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Other Exhibits

     (c) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Credit Agreement dated February 25, 2005

10.2	Severance Agreement between the Company and Walter G. Goodrich, dated April 25, 2003

10.3	Severance Agreement between the Company and Robert C. Turnham, Jr., dated April 25, 2003

99.1	Press release issued April 21, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION (Registrant)

/s/	D. Hughes Watler, Jr.

D. Hughes Watler, Jr.
Senior Vice President & Chief Financial Officer

Dated: April 21, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Credit Agreement dated February 25, 2005

10.2	Severance Agreement between the Company and Walter G. Goodrich, dated April 25, 2003

10.3	Severance Agreement between the Company and Robert C. Turnham, Jr., dated April 25, 2003

99.1	Press release issued April 21, 2005